EXHIBIT 10.1
FTD GROUP, INC.
2005 AMENDED AND RESTATED INCENTIVE AWARD PLAN
RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT
     FTD Group, Inc., a Delaware corporation, (the “Company”), pursuant to its 2005 Amended and Restated Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (the “Participant”), the number of shares of the Company’s Common Stock set forth below (the “Shares”). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:	[ ]

Grant Date:	[___]

Total Number of Shares of
Restricted Stock:	[___] shares

Purchase Price:	[$0.01 per share x number of shares]

Vesting Schedule:	The Award shall vest and the Restrictions shall lapse in accordance with the following vesting schedule:

The first installment shall consist of 20% of the shares covered by the Award and shall vest on [___] (the “Initial Vesting Date”);

The second installment shall consist of 20% of the shares covered by the Award and shall vest on the first anniversary of the Initial Vesting Date;

The third installment shall consist of 20% of the shares covered by the Award and shall vest on the second anniversary of the Initial Vesting Date;

The fourth installment shall consist of 20% of the shares covered by the Award and shall vest on the third anniversary of the Initial Vesting Date; and

The fifth installment shall consist of 20% of the shares covered by the Award and shall vest on the fourth anniversary of the Initial Vesting Date.
     By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. The

Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If the Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

FTD GROUP, INC.	PARTICIPANT:

By:	By:

Print Name:	Print Name:

Title:

Address:	Address:

2

EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE
FTD GROUP, INC. RESTRICTED STOCK AWARD AGREEMENT
     Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (the “Agreement”) is attached, FTD Group, Inc., a Delaware corporation (the “Company”) has granted to the Participant the right to purchase the number of shares of Restricted Stock under its 2005 Amended and Restated Incentive Award Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice.
ARTICLE I.
GENERAL
     1.1 Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
     1.2 Incorporation of Terms of Plan. The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
ARTICLE II.
AWARD OF RESTRICTED STOCK
     2.1 Award of Restricted Stock.
          (a) Award. In consideration of the Participant’s agreement to remain in the service or employ of the Company or one of its Subsidiaries, and for other good and valuable consideration which the Committee has determined exceeds the aggregate par value of the Stock subject to the Award (as defined below), as of the Grant Date, the Company issues to the Participant the Award described in this Agreement (the “Award”). The number of shares of Restricted Stock (the “Shares”) subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or other Service Provider.
          (b) Purchase Price; Book Entry Form. The purchase price of the Shares is set forth on the Grant Notice. The Shares will be issued in uncertificated form. At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Section 2.2(d), the Company shall cause certificates representing the Shares to be issued to the Participant; or (ii) certificate form pursuant to the terms of Sections 2.1(c) and (d).
          (c) Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Committee):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [                     ___, ___], BY AND BETWEEN FTD GROUP, INC. AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”
          (d) Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed; in such event the Participant shall not retain physical custody of any certificates representing unvested Shares issued to him.
     2.2 Restrictions.
          (a) Forfeiture. Any Award which is not vested as of the date the Participant ceases to be an employee of the Company or one of its Subsidiaries or other Service Provider shall thereupon be forfeited immediately and without any further action by the Company. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.2 and the exposure to forfeiture set forth in this Section 2.2(a).
          (b) Vesting and Lapse of Restrictions. Subject to Sections 2.2(a) and 2.2(c), the Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice.
          (c) Acceleration of Vesting. Notwithstanding the provisions of Sections 2.2(a) and 2.2(b), the Award shall become fully vested and all Restrictions applicable to such Award shall lapse immediately prior to the occurrence of a Change in Control if the Participant remains continuously employed in active service with the Company from the Grant Date through the date immediately prior to the date of the Change in Control. For the purposes of this agreement, “Change in Control” is defined as a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition.
          (d) Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b)):
               (i) No new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of the Participant resulting from the grant of Shares or the lapse or removal of the Restrictions.

               (ii) The Participant shall have the right to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld for tax purposes. Notwithstanding any provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance or vesting of the Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance or vesting of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
               (iii) The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Common Stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Committee may from time to time establish for reasons of administrative convenience.
ARTICLE III.
OTHER PROVISIONS
     3.1 Section 83(b) Election. The Participant understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares at the time the Restrictions on such shares lapse. The Participant understands that, notwithstanding the preceding sentence, the Participant may elect to be taxed at the time of the Grant Date, rather that at the time the Restrictions lapse, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within 30 days of the Grant Date. In the event the Participant files an 83(b) Election, the Participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares as of the Grant Date. The Participant further understands that an additional copy of such 83(b) Election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. The Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the award of Restricted Stock hereunder, and does not purport to be complete. THE PARTICIPANT FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING THE PARTICIPANT’S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED THE PARTICIPANT TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND THE TAX CONSEQUENCES OF THE PARTICIPANT’S DEATH.
     3.2 Restricted Stock Not Transferable. No Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.2 notwithstanding, with the consent of the Committee, the Shares may be transferred to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require.
     3.3 Rights as Stockholder. Except as otherwise provided herein, upon the Grant Date the Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of Shares, the Participant may be required to execute a stockholders agreement in such form as shall be determined by the Company.
     3.4 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.
     3.5 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
     3.6 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     3.7 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of the Participant.
     3.8 Notices. Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.
     3.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE
CONSENT OF SPOUSE
     I,                                         , spouse of                     , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of FTD Group, Inc. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of FTD Group, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: , ___	Signature of Spouse

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